As filed with the Securities and Exchange Commission on June 13, 2000
                                                       Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                          AMYLIN PHARMACEUTICALS, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

                                ---------------

              DELAWARE                                   33-0266089
   (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
   Incorporation or Organization)

                                ---------------

                             9373 TOWNE CENTRE DRIVE
                           SAN DIEGO, CALIFORNIA 92121
                                 (858) 552-2200
                    (Address Of Principal Executive Offices)

                                ---------------

                 1991 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full Title Of The Plan)

                               JOSEPH C. COOK, JR.
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                          AMYLIN PHARMACEUTICALS, INC.
                             9373 TOWNE CENTRE DRIVE
                           SAN DIEGO, CALIFORNIA 92121
                                 (858) 552-2200
 (Name, Address, Including Zip Code, And Telephone Number, Including Area Code,
                             Of Agent For Service)

                                ---------------

                                   COPIES TO:
                              THOMAS A. COLL, ESQ.
                               COOLEY GODWARD LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                           SAN DIEGO, CALIFORNIA 92121
                                 (858) 550-6000

                                ---------------

                         CALCULATION OF REGISTRATION FEE


========================== ====================== ========================= ========================== =========================
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO        AMOUNT TO BE          OFFERING PRICE PER        AGGREGATE OFFERING       AMOUNT OF REGISTRATION
      BE REGISTERED             REGISTERED                SHARE(1)                  PRICE(1)                      FEE
========================== ====================== ========================= ========================== =========================
Stock Options and Common          100,000                 $11.8125                 $1,181,250                  $311.85
Stock, par value $.001
========================== ====================== ========================= ========================== =========================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1) of the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are calculated based upon the average of the high and low prices of Registrant's Common Stock on June 6, 2000 as reported on the Nasdaq National Market.

================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENT ON FORM S-8


        The contents of Registration Statements on Form S-8 Nos. 33-47604, 33-85512, 33-32894 and 333-82965 filed with the Securities and Exchange Commission on May 4, 1992, October 26, 1994, March 28, 1996 and July 15, 1999, respectively, are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER
-------
 4.1       Amended and Restated Certificate of Incorporation of Registrant. (1)

 4.2       Amended and Restated Bylaws of Registrant. (1)

 4.3       Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant. (2)

 4.4       Amendment to Amended and Restated Bylaws. (3)

 5.1       Opinion of Cooley Godward LLP.

23.1       Consent of Ernst & Young LLP, Independent Auditors.

23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1       Power of Attorney is contained on the signature pages.

99.1       1991 Non-Employee Directors' Stock Option Plan, as amended.


(1) Filed as an exhibit to the Registration Statement on Form S-1 (No. 33-44195), or amendments thereto, and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-58831) or amendments thereto and incorporated herein by reference.

(3) Filed as an Exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on June 12, 2000.

                                        AMYLIN PHARMACEUTICALS, INC.



                                        By /S/ MARK G. FOLETTA
                                           ------------------------------------
                                           Mark G. Foletta
                                           Vice President Finance
                                           and Chief Financial Officer


                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph C. Cook, Jr. and Nancy K. Dahl and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                 TITLE                                       DATE
     /S/ JOSEPH C. COOK, JR.
--------------------------------------------              Chairman of the Board and Chief             June 12, 2000
         Joseph C. Cook, Jr.                              Executive Officer

     /S/ MARK G. FOLETTA
--------------------------------------------              Vice President of Finance and Chief         June 12, 2000
         Mark G. Foletta                                  Financial Officer (Principal Financial
                                                          and Accounting Officer)

     /S/ JAMES C. BLAIR, PH.D.
--------------------------------------------              Director                                    June 12, 2000
         James C. Blair, Ph.D.


     /S/ VAUGHN D. BRYSON
--------------------------------------------              Director                                    June 12, 2000
         Vaughn D. Bryson


(continued on following page)

(continued from previous page)


SIGNATURE                                                 TITLE                                       DATE
--------------------------------------------              Director                                    June __, 2000
         Ginger L. Graham


     /S/ HOWARD E. GREEN, JR.
--------------------------------------------              Director                                    June 12, 2000
         Howard E. Greene, Jr.


     /S/ VAUGHN M. KAILIAN
 .-------------------------------------------              Director                                    June 12, 2000
         Vaughn M. Kailian



--------------------------------------------              Director                                    June __, 2000
         Donald H. Rumsfeld


     /S/ JAY S. SKYLER, M.D.
--------------------------------------------              Director                                    June 12, 2000
         Jay S. Skyler, M.D.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
-------
 4.1       Amended and Restated Certificate of Incorporation of Registrant. (1)

 4.2       Amended and Restated Bylaws of Registrant. (1)

 4.3       Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant. (2)

 4.4       Amendment to Amended and Restated Bylaws. (3)

 5.1       Opinion of Cooley Godward LLP.

23.1       Consent of Ernst & Young LLP, Independent Auditors.

23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1       Power of Attorney is contained on the signature pages.

99.1       1991 Non-Employee Directors' Stock Option Plan, as amended.


(1) Filed as an exhibit to the Registration Statement on Form S-1 (No. 33-44195), or amendments thereto, and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-58831) or amendments thereto and incorporated herein by reference.

(3) Filed as an Exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.